                                   Exhibit 99
                                   ----------



                       News Release dated April 16, 2003,
                         containing financial results of
                           The Progressive Corporation
                              for the three months
                              ended March 31, 2003

PROGRESSIVE                                                                 NEWS
                                                                         RELEASE
--------------------------------------------------------------------------------

The Progressive Corporation                                     COMPANY CONTACT:
6300 Wilson Mills Road                                            Thomas A. King
Mayfield Village, Ohio  44143                                     (440) 395-2260
http://www.progressive.com
--------------------------------------------------------------------------------

The Company will hold a one-hour conference call on Thursday, April 17, 2003, beginning at 9:00 a.m. eastern time. At that time, the Company will discuss results and address questions. Visit the Company's Web site at http://www.progressive.com/investors/events.asp to register and receive the call-in details. An instant replay of the conference call will be available until May 2, 2003 by calling 1-800-947-6599.

                              FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO - April 16, 2003-- The Progressive Corporation today reported first quarter 2003 net income of $291.5 million, or $1.32 per share, compared to $176.2 million, or $.78 per share in the first quarter last year. Net premiums written and earned both increased 32% to $2,879.3 million and $2,598.3 million, respectively, as compared to the first quarter last year. The Company produced a GAAP combined ratio of 86.7, compared to 90.5 in the first quarter last year. Recurring investment income was $116.0 million before taxes and $85.4 million after taxes, compared to $108.1 million before taxes and $76.8 million after taxes for the first quarter 2002. See the "Operations Summary" for complete results.

     For the first quarter 2003, operating income, which is a non-GAAP disclosure and defined by the Company as net income excluding net realized gains and losses on securities and nonrecurring items, was $293.5 million, or $1.33 per share, compared to $185.8 million, or $.83 per share, last year. There were no nonrecurring items. See the "Operations Summary" for a reconciliation of the Company's net income to operating income.

     Progressive's Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive's Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company's other businesses primarily include writing lenders' collateral protection and directors' and officers' liability insurance and providing insurance-related services, primarily processing business for Commercial Auto Insurance Procedures
(CAIP), which are state supervised plans serving the involuntary market. See "Supplemental Information" for first quarter 2003 underwriting results.

     During the first quarter 2003, the Company repurchased 1,831,855 of its Common Shares at an average cost of $54.29 per share.

     The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent insurance agencies. The Progressive Corporation, the holding company, is publicly traded at NYSE:PGR.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS RELEASE THAT ARE NOT HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL EVENTS AND RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED HEREIN. THESE RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, UNCERTAINTIES RELATED TO ESTIMATES, ASSUMPTIONS AND PROJECTIONS GENERALLY; INFLATION AND CHANGES IN ECONOMIC CONDITIONS (INCLUDING CHANGES IN INTEREST RATES AND FINANCIAL MARKETS); THE EFFECTIVENESS OF THE COMPANY'S ADVERTISING CAMPAIGNS; THE ACCURACY AND ADEQUACY OF THE COMPANY'S PRICING METHODOLOGIES; PRICING COMPETITION AND OTHER INITIATIVES BY COMPETITORS; ABILITY TO OBTAIN REGULATORY APPROVAL FOR REQUESTED RATE CHANGES AND THE TIMING THEREOF; LEGISLATIVE AND REGULATORY DEVELOPMENTS; THE OUTCOME OF LITIGATION PENDING AGAINST THE COMPANY; WEATHER CONDITIONS (INCLUDING THE SEVERITY AND FREQUENCY OF STORMS, HURRICANES, SNOWFALLS, HAIL AND WINTER CONDITIONS); CHANGES IN DRIVING PATTERNS AND LOSS TRENDS; ACTS OF WAR AND TERRORIST ACTIVITIES; COURT DECISIONS AND TRENDS IN LITIGATION AND HEALTH CARE AND AUTO REPAIR COSTS; AND OTHER MATTERS DESCRIBED FROM TIME TO TIME BY THE COMPANY IN RELEASES AND PUBLICATIONS, AND IN PERIODIC REPORTS AND OTHER DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, INVESTORS SHOULD BE AWARE THAT GENERALLY ACCEPTED ACCOUNTING PRINCIPLES PRESCRIBE WHEN A COMPANY MAY RESERVE FOR PARTICULAR RISKS, INCLUDING LITIGATION EXPOSURES. ACCORDINGLY, RESULTS FOR A GIVEN REPORTING PERIOD COULD BE SIGNIFICANTLY AFFECTED IF AND WHEN A RESERVE IS ESTABLISHED FOR A MAJOR CONTINGENCY. REPORTED RESULTS MAY THEREFORE APPEAR TO BE VOLATILE IN CERTAIN ACCOUNTING PERIODS.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                               OPERATIONS SUMMARY
                                 March 31, 2003
                      (millions - except per share amounts)
                                   (unaudited)

                                                    THREE MONTHS ENDED
                                                         MARCH 31,
                                         -------------------------------------
                                           2003            2002       % Change
                                         --------        --------     --------
Direct premiums written                  $2,939.6        $2,237.8        31
                                         ========        ========
Net premiums written                     $2,879.3        $2,186.8        32
                                         ========        ========

Revenues:

Premiums earned                          $2,598.3        $1,967.5        32
Recurring investment income(1)              116.0           108.1         7
Net realized losses on securities           (3.1)          (14.8)       (79)
Service revenues                              8.8             7.8        13
                                         --------        --------
     Total revenues                       2,720.0         2,068.6        31
                                         --------        --------
Expenses:

Losses and loss adjustment expenses       1,733.5         1,357.4        28
Policy acquisition costs                    287.7           234.0        23
Other underwriting expenses                 232.2           189.7        22
Investment expenses                           3.3             3.0        10
Service expenses                              5.9             5.1        16
Interest expense                             24.1            18.1        33
                                         --------        --------
     Total expenses                       2,286.7         1,807.3        27
                                         --------        --------

Income before income taxes                  433.3           261.3        66
Provision for income taxes                  141.8            85.1        67
                                         --------        --------
Net income                               $  291.5        $  176.2        65
                                         ========        ========

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding                  217.9           220.5        (1)
                                         ========        ========
       Per share                         $   1.34        $    .80        68
                                         ========        ========
Diluted:
Average shares outstanding                  217.9           220.5        (1)
Net effect of dilutive stock options          3.4             4.3       (21)
                                         --------        --------
       Total equivalent shares              221.3           224.8        (2)
                                         ========        ========
       Per share(2)                      $   1.32        $    .78        69
                                         ========        ========

RECONCILIATION TO OPERATING INCOME(3)
Net income                               $  291.5        $  176.2        65
Reconciling item (after-tax):
  Net realized losses on securities           2.0             9.6       (79)
                                         --------        --------
Operating income                         $  293.5        $  185.8        58
                                         ========        ========
   Per share                             $   1.33        $    .83        60
                                         ========        ========

(1) The following table sets forth the investment yields for the periods ended March 31:

                                                             Three Months
                                                           ---------------
                                                           2003       2002
                                                           ----       ----
Pretax recurring investment book yield                     4.6%       5.2%
Weighted average fully taxable equivalent book yield       5.2%       5.7%

(2) If the Company recorded compensation cost based on the fair-value based accounting method under Statement of Financial Accounting Standards (SFAS)123, "Accounting for Stock-Based Compensation," diluted earnings per share would have been reduced $.01 for the three months ended March 31, 2003, compared to $.01 per share last year.

(3) Since operating income is a not a term defined by GAAP, the Company's operating income may not be comparable to similarly titled measures reported by other companies.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                                 March 31, 2003
                                   (millions)
                                   (unaudited)

                                                        THREE MONTHS ENDED
                                                             MARCH 31,
                                              -------------------------------------
                                                 2003           2002         Change
                                              ----------     ----------      ------
NET PREMIUMS WRITTEN
    Personal Lines - Agent                    $  1,751.4     $  1,340.2       31%
    Personal Lines - Direct                        795.3          585.1       36%
                                              ----------     ----------
  Total Personal Lines                           2,546.7        1,925.3       32%
  Commercial Auto Business                         314.2          231.2       36%
  Other businesses                                  18.4           30.3      (39)%
                                              ----------     ----------
    Companywide                               $  2,879.3     $  2,186.8       32%
                                              ==========     ==========

NET PREMIUMS EARNED
    Personal Lines - Agent                    $  1,600.5     $  1,241.5       29%
    Personal Lines - Direct                        707.1          517.0       37%
                                              ----------     ----------
  Total Personal Lines                           2,307.6        1,758.5       31%
  Commercial Auto Business                         272.7          178.6       53%
  Other businesses                                  18.0           30.4      (41)%
                                              ----------     ----------
    Companywide                               $  2,598.3     $  1,967.5       32%
                                              ==========     ==========

PERSONAL LINES - AGENT CR
  Loss and loss adjustment expense ratio            67.2           70.4      3.2 pts.
  Underwriting expense ratio                        19.7           20.4       .7 pts.
                                              ----------     ----------
                                                    86.9           90.8      3.9 pts.
                                              ==========     ==========

PERSONAL LINES - DIRECT CR
  Loss and loss adjustment expense ratio            66.5           67.2       .7 pts.
  Underwriting expense ratio                        20.2           23.5      3.3 pts.
                                              ----------     ----------
                                                    86.7           90.7      4.0 pts.
                                              ==========     ==========

PERSONAL LINES - TOTAL CR
  Loss and loss adjustment expense ratio            66.9           69.5      2.6 pts.
  Underwriting expense ratio                        19.9           21.3      1.4 pts.
                                              ----------     ----------
                                                    86.8           90.8      4.0 pts.
                                              ==========     ==========

COMMERCIAL AUTO BUSINESS - CR
  Loss and loss adjustment expense ratio            64.7           66.5      1.8 pts.
  Underwriting expense ratio                        19.3           21.0      1.7 pts.
                                              ----------     ----------
                                                    84.0           87.5      3.5 pts.
                                              ==========     ==========

OTHER BUSINESSES - CR
  Loss and loss adjustment expense ratio            67.4           56.0    (11.4) pts.
  Underwriting expense ratio                        45.5           36.9     (8.6) pts.
                                              ----------     ----------
                                                   112.9           92.9    (20.0) pts
                                              ==========     ==========

COMPANYWIDE GAAP CR
  Loss and loss adjustment expense ratio            66.7           69.0      2.3 pts.
  Underwriting expense ratio                        20.0           21.5      1.5 pts.
                                              ----------     ----------
                                                    86.7           90.5      3.8 pts.
                                              ==========     ==========

COMPANYWIDE STATUTORY CR
  Loss and loss adjustment expense ratio            66.8           69.0      2.2 pts.
  Underwriting expense ratio                        18.7           20.3      1.6 pts.
                                              ----------     ----------
                                                    85.5           89.3      3.8 pts.
                                              ==========     ==========

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       ADDITIONAL SUPPLEMENTAL INFORMATION
                                   (millions)
                                   (unaudited)

                                                  THREE MONTHS ENDED
                                                       MARCH 31,
                                            -----------------------------------
                                             2003         2002          Change
                                            ------       ------        --------
COMPANYWIDE CALENDAR YEAR
  Loss and loss adjustment expense ratio      66.7         69.0        2.3 pts.
                                            ======       ======

COMPANYWIDE ACCIDENT YEAR
  Loss and loss adjustment expense ratio      65.2         69.2        4.0 pts.
                                            ======       ======

ACTUARIAL ADJUSTMENTS -
  Favorable/(Unfavorable)
  Prior accident years                      $  5.2       $ 13.9
  Current accident year                        (.8)          .2
                                            ------       ------
  Calendar year actuarial adjustment        $  4.4       $ 14.1        (69)%
                                            ======       ======

PRIOR ACCIDENT YEARS DEVELOPMENT -
  Favorable/(Unfavorable)
  Actuarial adjustment                      $  5.2       $ 13.9
  All other development                      (44.2)       (10.8)
                                            ------       ------
  Total development                         $(39.0)      $  3.1         NM
                                            ======       ======


                                                  March 31,
                                              ------------------
POLICIES IN FORCE (in thousands)              2003         2002      Change
                                              -----        -----     ------
     Agent  - Auto                            3,627        2,932       24%
     Direct - Auto                            1,650        1,302       27%
     Other Personal Lines(1)                  1,708        1,428       20%
                                              -----        -----
  Total Personal Lines                        6,985        5,662       23%
                                              =====        =====
  Commercial Auto Business                      304          230       32%
                                              =====        =====

NM = Not Meaningful

(1) Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       BALANCE SHEET AND OTHER INFORMATION
                      (millions- except per share amounts)
                                   (unaudited)

                                                                                        MARCH 31,
                                                                                --------------------------
                                                                                   2003            2002
                                                                                ----------      ----------
CONDENSED GAAP BALANCE SHEETS:(1)
  Investments -
    Available-for-sale:
      Fixed maturities, at market (amortized cost: $7,290.0 and $6,274.6)       $  7,556.7      $  6,293.8
      Equity securities, at market
        Preferred stocks (cost: $747.0 and $687.2)                                   775.4           717.2
        Common equities (cost: $1,588.3 and $1,275.7)                              1,499.5         1,347.7
    Short-term investments, at amortized cost (market: $828.3 and $429.9)            828.3           429.9
                                                                                ----------      ----------
          Total investments(2)                                                    10,659.9         8,788.6
  Net premiums receivable                                                          1,938.6         1,619.3
  Deferred acquisition costs                                                         390.5           341.2
  Other assets                                                                     1,165.0         1,095.1
                                                                                ----------      ----------
          Total assets                                                          $ 14,154.0      $ 11,844.2
                                                                                ==========      ==========

  Unearned premiums                                                             $  3,590.2      $  2,942.7
  Loss and loss adjustment expense reserves                                        3,908.9         3,295.3
  Other liabilities(2)                                                             1,212.1         1,140.6
  Debt                                                                             1,489.2         1,095.9
  Shareholders' equity                                                             3,953.6         3,369.7
                                                                                ----------      ----------
          Total liabilities and shareholders' equity                            $ 14,154.0      $ 11,844.2
                                                                                ==========      ==========

  Common Shares outstanding                                                          217.0           220.3
  Book value per share                                                              $18.22          $15.30
  Return on average shareholders' equity                                              27.5%           20.6%
  Statutory surplus                                                               $3,634.1        $2,808.2


(1) Pursuant to SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $190.4 million in 2003 and $168.8 million in 2002.

(2) Other liabilities include net unsettled security acquisitions of $105.0 million and $238.3 million at March 31, 2003 and 2002, respectively.